SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-A

                    FOR REGISTRATION OF CERTAIN CLASSES OF
                  SECURITIES PURSUANT TO SECTION 12(B) OR (G)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

                                SPICOLOGY, INC.
                (Name of registrant as specified in its charter)


      California                 454110                91-2021595
(State of Incorporation)  (Primary Standard Industrial      (I.R.S. Employer
                           Classification Code Number)     Identification No.)


                           809 Ocean Avenue, Suite 2
                           Seal Beach, CA
                           (562) 596-6646 (PHONE)

          (Address and telephone number of principal executive offices)
                           --------------------------

                           809 Ocean Avenue, Suite 2
                           Seal Beach, CA
                           (562) 596-6646 (PHONE)

(Address of principal place of business or intended principal place of business)
                           --------------------------

                               KENNETH G. EADE
                              Attorney at Law
                         827 State Street, Suite 12
                          Santa Barbara, CA 93101
                           (805)560-9828 (PHONE)
                          (805) 560-3608 (TELECOPY)

           (Name, address and telephone number of agent for service)
                           --------------------------

                                   COPIES TO:

                              KENNETH G. EADE
                              Attorney at Law
                         827 State Street, Suite 12
                         Santa Barbara, CA 93101
                         (805)560-9828 (PHONE)
                         (805) 560-3608 (TELECOPY)
                           --------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                          Common Stock, $.001 par value
                                 (Title of class)

Item 1.  Description of Registrant's Securities to Be Registered.

     This registration statement relates to the common stock, $.001 par value, of Spicology, Inc. (Registrant.) A description of the common stock is contained under the heading "Description of Securities" in the Prospectus that constitutes a part of the Form SB-2 registration statement filed with the Securities and Exchange Commission (Registration No. 333-50914), which prospectus shall be deemed to be incorporated by reference in to this registration statement.

Item 2.  Exhibits

     1.1 Specimen stock certificate (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-50914)

     2.1 Articles of incorporation of registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration No. 333-50914)

     2.2 By-laws of registrant (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-50914)

                                    SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 19, 2001

                              Spicology, Inc.

                                       Rick Feinstein
                                   By: _________________________
                                       Rick Feinstein, President